                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 1, 2004
                                ----------------

                                 Date of Report
                        (Date of Earliest Event Reported)

                             Everlast Worldwide Inc.

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             (Exact Name of Registrant as Specified in its Charter)

       Delaware                   0-25918                   13-3672716
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   (State or Other              (Commission               (IRS Employer
   Jurisdiction of             File Number)            Identification No.)
    Incorporation)

               1350 Broadway, Suite 2300, New York, New York 10018
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                     (Address of Principal Executive Office)

                                 (212) 239-0990
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                         (Registrant's telephone number,
                              including area code)

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                   (Former Name, if Changed Since Last Report)

Item 5.02  DEPARTURE OF DIRECTORS AND PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

           The Board of Directors of Everlast Worldwide Inc. (the "Company") has
appointed  Gary J. Dailey,  age 36, as the  Company's  Chief  Financial  Officer
effective as of July 1, 2004.  Mr.  Dailey  joined the Company in July 2003 as a
Vice  President of Finance.  Prior to joining the Company,  Mr.  Dailey was Vice
President,  Finance for The Hain Celestial  Group,  Inc. from 1999 through 2003.
Prior to this,  Mr. Dailey spent 12 years with Ernst & Young as a Senior Manager in their accounting and auditing practice.

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                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                              EVERLAST WORLDWIDE INC.

July 2, 2004                                  By: /s/Gary J. Dailey
                                                  ------------------------------
                                                  Name:  Gary J. Dailey
                                                  Title: Chief Financial Officer

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